Exhibit 21.1

The following is a list of the consolidated subsidiaries of KKR Real Estate Finance Trust Inc. as of February 3, 2026.

Subsidiaries of the Registrant

Subsidiary	Jurisdiction of Organization
KKR Real Estate Finance Holdings L.P.	Delaware
KREF Capital LLC	Delaware
KREF Capital REO LLC	Delaware
KREF Capital TRS LLC	Delaware
KREF Capital REO TRS LLC	Delaware
KREF Holdings I LLC	Delaware
KREF Holdings II LLC	Delaware
KREF Holdings III LLC	Delaware
KREF Holdings IV LLC	Delaware
KREF Holdings V LLC	Delaware
KREF Holdings VI LLC	Delaware
KREF Holdings VII LLC	Delaware
KREF Holdings VIII LLC	Delaware
KREF Holdings IX LLC	Delaware
KREF Holdings X LLC	Delaware
KREF Holdings XI LLC	Delaware
KREF Holdings XII LLC	Delaware
KREF Holdings XIII LLC	Delaware
KREF Holdings XIV LLC	Delaware
KREF Holdings XV LLC	Delaware
KREF Holdings XVI LLC	Delaware
KREF Holdings XVII LLC	Delaware
KREF Lending I LLC	Delaware
KREF Lending II LLC	Delaware
KREF Lending III LLC	Delaware
KREF Lending III TRS LLC	Delaware
KREF Lending IV LLC	Delaware
KREF Lending V LLC	Delaware
KREF Lending VI LLC	Delaware
KREF Lending VII LLC	Delaware
KREF Lending VIII LLC	Delaware
KREF Lending IX LLC	Delaware
KREF Lending XI LLC	Delaware
KREF Lending XII LLC	Delaware
KREF Lending XIII LLC	Delaware
KREF Lending XIV LLC	Delaware
KREF Lending XV LLC	Delaware
KREF Lending XVI LLC	Delaware
KREF Lending XVII LLC	Delaware
KREF Mezz Holdings LLC	Delaware
KREF RECOP Holdings LLC	Delaware
KREF Securities Holdings, LLC	Delaware
KREF Securities Holdings II, LLC	Delaware
KREF Securities Holdings III LLC	Delaware

Exhibit 21.1

KREF Securities Holdings IV LLC	Delaware
KREF Securities Holdings V LLC	Delaware
REFH Holdings LLC	Delaware
REFH SR Mezz LLC	Delaware
KREF Finance Holdings LLC	Delaware
KREF Finance Holdings L.P.	Delaware
KREF Finance TRS LLC	Delaware
KREF CLO Sub-REIT LLC	Delaware
KREF CLO Loan Seller LLC	Delaware
KREF CLO Holdings LLC	Delaware
KREF 2021-FL2 Holdings LLC	Delaware
KREF 2021-FL2 Ltd.	Cayman Islands
KREF 2021-FL2 LLC	Delaware
KREF 2022-FL3 Holdings LLC	Delaware
KREF 2022-FL3 Ltd.	Cayman Islands
KREF 2022-FL3 LLC	Delaware
KREF Holdings XVIII GP LLC	Delaware
KREF FX Holdings LP	Delaware
KREF Lending XVIII GP HoldCo LLC	Delaware
KREF Lending XVIII GP LLC	Delaware
KREF Holdings XVIII LP	Delaware
KREF Lending XVIII LP	Delaware
KREF GBP Holdings XVIII LP	Delaware
KREF GBP Lending XVIII LP	Delaware
KREF EUR Holdings XVIII LP	Delaware
KREF EUR Lending XVIII LP	Delaware
KREF EUR DAC HoldCo LLC	Delaware
Lloyd Outparcel Holdings LLC	Delaware
KREF Lloyd Center Manager LLC	Delaware
KREF Lloyd Center Venture LLC	Delaware
KREF Lloyd Center TRS LLC	Delaware
KREF Lloyd Center Owner LLC	Delaware
330 Yale Owner LLC	Delaware
350 Ellis Venture LLC	Delaware
350 Ellis Owner LLC	Delaware
DPP9 Owner, LLC	Delaware
Summermill Holdings LLC	Delaware
Summermill Acquisition LLC	Delaware